UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 27, 2012

NEVADA GOLD & CASINOS, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Briar Hollow Lane, Suite 500W Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 621-2245

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On January 27, 2012, Nevada Gold & Casinos, Inc. (the “Company”) and NG South Dakota, LLC, a wholly-owned subsidiary of the Company, entered with the sellers of A.G. Trucano, Son & Grandsons, Inc. (“AG Trucano”) into a First Amendment to the Stock Purchase Agreement dated October 18, 2011 (the “First Amendment”). Pursuant to the First Amendment, the total purchase price for all of the outstanding shares of AG Trucano was agreed to consist of $3,250,000 in cash, $1,885,324 in seller paper, and 13,223 shares of the Company’s restricted common stock as compared to the terms of the parties’ original agreement which provided for $3,250,000 in cash, $1,825,000 in seller paper, and 52,910 shares of the Company’s restricted common stock. The seller paper includes three promissory notes, all issued by NG South Dakota, LLC at the closing of the transaction. The first promissory note, in the principal amount of $1,425,000, is payable in 59 monthly principal installments of $10,000, plus accrued interest, and one final payment of the remaining principal and accrued interest is due on January 27, 2017. The first promissory note bears an annual interest rate of 6%. The second promissory note, due on January 27, 2017, is in the principal amount of $400,000, bears no interest, and is payable in 60 equal monthly installments. The third promissory note, due on January 27, 2013, is in the principal amount of $60,324, and bears no interest. The promissory notes are secured with the assets, and pledge of stock, of AG Trucano.

The above description is a summary only and is qualified in its entirety by reference to the First Amendment and a form of the Third Promissory Note dated January 27, 2012, both filed herewith, as well as the Stock Purchase Agreement and the Exhibits thereto, filed previously as Exhibit 10.17 to the Company’s Form 10-Q/A filed with the Securities and Exchange Commission on December 16, 2011.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 27, 2012, NG South Dakota, LLC completed the acquisition of all of the outstanding shares of AG Trucano, a slot route operator comprised of 900 slot machines in Deadwood, South Dakota.

Item 8.01.	Other Information

On January 30, 2012, the Company issued a press release announcing the closing of the acquisition of all of outstanding shares of AG Trucano. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial statement of businesses acquired. Not applicable
(b)	Pro forma financial information. Not applicable.
(c)	Shell company transactions. Not applicable.

(d)	Exhibits. The following exhibits are furnished as part of this Current Report on Form 8-K:
10.1	First Amendment to Stock Purchase Agreement dated January 27, 2012
10.2	A form of the Third Promissory Note dated January 27, 2012
99.1	Press Release dated January 30, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

NEVADA GOLD & CASINOS, INC.

Date: February 1, 2012	By:	/s/ James J. Kohn
James J. Kohn
Executive Vice President and CFO

INDEX TO EXHIBITS

Item	Exhibit
10.1	First Amendment to Stock Purchase Agreement dated January 27, 2012
10.2	A form of the Third Promissory Note dated January 27, 2012
99.1	Press Release dated January 30, 2012